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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                        March 16, 1998 (March 16, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                             1-8368                       51-0228924
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(State or other                    (Commission                 (IRS Employer
jurisdiction                      File Number)                Identification
of incorporation)                                                    Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On March 16, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that it has entered into a definitive agreement with Safety-Kleen Corp. ("SK") (NYSE:SK) providing for the Laidlaw Environmental Exchange Offer to proceed unimpeded and for the back end merger of Safety-Kleen into Laidlaw Environmental. The full text of the announcement is reproduced below.


FOR IMMEDIATE RELEASE

Contact: Kenneth W. Winger
         President and Chief Executive Officer

         Paul R. Humphreys
         Senior Vice President, Finance and Chief Financial Officer
         (803) 933-4210


    LAIDLAW ENVIRONMENTAL ANNOUNCES MERGER AGREEMENT WITH SAFETY-KLEEN CORP.

Columbia, SC (March 16, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) announced today that it has entered into a definitive agreement with Safety-Kleen Corp. (NYSE:SK) providing for the Laidlaw Environmental Exchange Offer to proceed unimpeded and for the back end merger of Safety-Kleen into Laidlaw Environmental.

         Under the terms of the agreement, Laidlaw Environmental has set the exchange ratio at 2.80 shares of Laidlaw Environmental common stock for each share of Safety-Kleen common stock and $18.30 in cash. The offer has been extended to midnight, New York city time on March 27, 1998. The Safety-Kleen Board of Directors unanimously recommends that its shareholders tender their shares.

         Kenneth W. Winger, President and CEO of Laidlaw Environmental, stated:

         "We are very satisfied that our negotiations and mutual efforts have resulted in the merger agreement and are gratified that our revised exchange offer has the full support of Safety-Kleen's Board. In order to allow the back end merger to become effective at the earliest date, we urge all Safety-Kleen shareholders to tender their shares in accordance with our offer."

         As of March 13, 1998, over 24,180,000 shares of Safety-Kleen common stock had been validly tendered and not withdrawn.

         Safety-Kleen is an environmental and industrial service company which recycles and processes the waste streams of 400,000 industrial and automotive customers.

         Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industries and governments. The company operates from more than 100 locations throughout North America.

                                      -END-




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: March 16, 1998                        By:  /s/ Kenneth W. Winger
                                                ----------------------------
                                                Kenneth W. Winger, President
                                                and Chief Executive Officer